UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2016

Horizon Pharma Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	001-35238	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Connaught House, 1st Floor, 1 Burlington Road, Dublin 4, D04 C5Y6, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 011-353-1-772-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously announced in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 12, 2016, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Misneach Corporation, a Delaware corporation and our indirect wholly owned subsidiary (“Purchaser”), and Raptor Pharmaceutical Corp., a Delaware corporation (“Raptor”). On September 26, 2016, pursuant to the terms of the Merger Agreement, Purchaser commenced a tender offer to purchase all of the issued and outstanding shares of Raptor common stock for $9.00 per share in cash (the “Offer”). If successful, the Offer will be followed by a merger of Purchaser with and into Raptor, with Raptor surviving as our indirect wholly owned subsidiary (together with the Offer, the “Transactions”).

In connection with our financing of the proposed Transactions, we are filing certain information for the purpose of updating various aspects of our business and risk factors contained in our other filings with the SEC. A copy of this additional disclosure is attached as Exhibit 99.1 to this report and incorporated herein by reference. In addition, our unaudited pro forma combined financial statements are filed as Exhibit 99.2 hereto and incorporated herein by reference, certain portions of the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed by Raptor with the SEC on February 26, 2016 are filed as Exhibit 99.3 hereto and incorporated herein by reference and certain portions of the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016 filed by Raptor with the SEC on August 4, 2016 are filed as Exhibit 99.4 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Business and risk factor disclosures.

99.2	Unaudited pro forma combined financial statements as of and for the year ended December 31, 2015 and as of and for the six months ended June 30, 2016, which give effect to the proposed Transactions and certain other transactions.

99.3	Certain portions of the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed by Raptor with the SEC on February 26, 2016.

99.4	Certain portions of the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016 filed by Raptor with the SEC on August 4, 2016.

Forward-Looking Statements

This report and the documents incorporated herein by reference contain forward-looking statements, including, but not limited to, statements related to the anticipated consummation of the acquisition of Raptor and the timing and benefits thereof, our strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, anticipated product portfolio, development programs, patent terms and other statements that are not historical facts. These forward-looking statements are based on our current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to our ability to complete the Transaction on the proposed terms and schedule; whether we or Raptor will be able to satisfy our and Raptor’s respective closing conditions related to the Transaction; whether sufficient stockholders of Raptor tender their shares in the Transaction; whether we will obtain financing for the Transaction on the expected timeline and terms; the outcome of legal proceedings against Raptor and/or others relating to the Transaction; the possibility that competing offers will be made; risks associated with acquisitions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the

Transactions will not occur; risks related to future opportunities and plans for the acquired company and its products, including uncertainty of the expected financial performance of the acquired company and its products; disruption from the Transactions, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with the Transactions and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; and the possibility that if the acquired company does not achieve the perceived benefits of the Transactions as rapidly or to the extent anticipated by financial analysts or investors, the market price of our ordinary shares could decline, as well as other risks related to our and Raptor’s businesses detailed from time-to-time under the caption “Risk Factors” and elsewhere in our and Raptor’s respective SEC filings and reports, including our and Raptor’s respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2015 and Exhibit 99.1 of this report. We undertake no duty or obligation to update any forward-looking statements contained in this report or in the documents incorporated herein by reference as a result of new information, future events or changes in our expectations.

About the Tender Offer

THIS CURRENT REPORT ON FORM 8-K IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SHARES OF RAPTOR’S COMMON STOCK.

On September 26, 2016, we and Purchaser filed a Tender Offer Statement on Schedule TO with the SEC and Raptor filed a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC, each with respect to the tender offer.

The Offer to Purchase, the related letter of transmittal and certain other offer documents, as well as the Solicitation/Recommendation Statement, are made available to all stockholders of Raptor at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement are available for free at the SEC’s website at www.sec.gov or by contacting MacKenzie Partners, Inc., the Information Agent for the tender offer, at (212) 929-5500 (call collect) or (800) 322-2885 (toll free).

RAPTOR’S STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT, INCLUDING ALL AMENDMENTS TO THOSE MATERIALS. SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION, WHICH SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER.

Additional Information and Where to Find It

In addition to the Solicitation/Recommendation Statement, we and Raptor file annual, quarterly and current reports, proxy statements and other information with the SEC. Such filings with the SEC are available to the public from commercial document-retrieval services and the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2016	HORIZON PHARMA PUBLIC LIMITED COMPANY

	By:	/s/ Paul W. Hoelscher
Paul W. Hoelscher
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Business and risk factor disclosures.

99.2	Unaudited pro forma combined financial statements as of and for the year ended December 31, 2015 and as of and for the six months ended June 30, 2016, which give effect to the proposed Transactions and certain other transactions.

99.3	Certain portions of the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed by Raptor with the SEC on February 26, 2016.

99.4	Certain portions of the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016 filed by Raptor with the SEC on August 4, 2016.